Exhibit 99.2


                              Employment Agreement
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                 Clean Diesel Technologies, Inc. - Walter Copan

     Agreement as of June 14, 2005 between Clean Diesel Technologies, Inc. ("the Company"), a Delaware corporation with a headquarters at Suite 702, 300 Atlantic Street, Stamford Connecticut, 06901, and Walter Copan (the "Executive"), an individual of 820 Panorama Drive, Lookout Mountain, City of Golden, Colorado 80401.

1.   Employment Capacity.  The Executive is engaged by the Company to act in
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the capacity of Vice President and Chief Technical Officer of the Company and
its subsidiaries. The Executive shall report to the Chief Executive Officer of the Company.

2.   Office; Duties.  During the first year of his employment the Executive
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shall work from his home office at his Colorado address given above but shall travel frequently to the Company's headquarters in order to spend a substantial amount of time in that facility. After his first year of employment, the Executive shall relocate to and perform his responsibilities at the Company's home office, with such travel as from time to time shall be incidental to his duties. The Executive shall devote his full time and efforts to his employment with the Company and shall at all times faithfully, industriously and to the best of his skill, ability, experience and talent, perform all of the duties that may be required of him pursuant to the express and implied terms of this Agreement and shall engage in no other employment or business activities of any nature.

3.   Term.  The term of this Agreement shall commence on the date following
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the date first written above on which the Executive visits the Company headquarters and enrolls as an employee (the "Commencement Date") and shall terminate as provided below.

4.   Compensation.  The Company shall compensate the Executive for services to
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be rendered, as follows:

     a.     Base Salary.  The Company shall pay to the Executive a Base Salary
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at the rate of Two Hundred Thousand ($200,000) Dollars per year, payable in such periodic installments as is customary for other U.S. based officers of the Company, but not less often than monthly.

     b.     Annual Bonus. During the first year of the Executive's employment he
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shall be entitled to participate in a bonus program which shall have a maximum targeted payout, based on successful achievement during such year of


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goals set by the Chief Executive Officer of the Company, of not more than Sixty
Thousand ($60,000) Dollars. Payment of Thirty Thousand ($30,000) Dollars of this targeted payout shall be guaranteed so long as the Executive shall be in the employ of the Company and shall be paid to the Executive in not less than six monthly installments of Five Thousand ($5,000) Dollars, each payable and earned on the last day of each calendar month after the Commencement Date. After his first year of employment, the Executive shall participate in such bonus program as the Board of Directors shall agree.

     c.     Benefits. The Executive shall participate in the Company's 401(k)
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Plan. The Executive and his dependents shall also enjoy participation in a medical plan not less comprehensive and not more costly than the medical plan available to other U.S. based officers of the Company. The Executive shall be entitled to such other benefits, including insurance coverage and vacations, as from time to time other U.S. based officers of the Company enjoy, as evidenced by the Company's employment manual.

     d.     Expenses.  The Executive shall be reimbursed for all ordinary and
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necessary expenses incidental to his services to the Company as he shall from time to time claim accompanied by proper documentation. The reasonable and customary travel and lodging expense from the Executive's home office to the Company's headquarters during the Executive's first year of employment shall be reimbursed to the Employee as such ordinary and necessary expense.

     e.     Relocation Expense.  In connection with the Executive's relocation
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to the vicinity of the Company headquarters after his first year of employment, he shall be entitled to reasonable and customary relocation assistance which shall be: (i) spousal travel and lodging for two house hunting trips aggregating not more than ten days, (ii) travel expense for the Executive and his Spouse for the final move (iii) the expense of packing and shipping the Executive's family household articles including up to ninety (90) days storage, (iv) the amount of a real estate commission actually incurred on the sale of the Executive's real property in Colorado, provided the same is usual and customary in the area, (v) ,the closing costs, including attorney's fees, title insurance, and mortgage loan origination fees (but not mortgage points) on the Executive's new home in Connecticut, and (vi) a one-time incidental expense allowance of $5,000. In order to ensure that any of the foregoing costs are reasonable and customary and entitled to reimbursement, the Executive shall pre-clear in advance with the Chief Financial Officer of the Company by fax or e-mail any of such expenses which individually may exceed the amount of $2,500.

     f.     Stock.  Subject to the approval of the Board of Directors of the
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Company, the Company will arrange for the Executive to receive a stock option award under its 1994 Incentive Plan (the "Plan") to purchase One Hundred Thousand (100,000) shares of the Company's common stock, $.05 par value, at an exercise price which shall be the fair market value of the stock on the Award Date, as determined pursuant to the terms of the Plan. Such option shall have a term of ten (10) years and shall vest in increments of 25,000


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shares on the first through the fourth anniversaries of the Commencement Date.
Such option, which shall otherwise include substantially the same terms and conditions as options awarded to other U.S. based officers of the Company shall, nevertheless, lapse and be forfeited in its entirety, if the Executive shall not be employed by the Company on the first anniversary of the Commencement Date.

5.   Discoveries and Inventions. All patentable and unpatentable inventions,
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discoveries and ideas which are made or conceived by Executive during the term of his employment with the Company and which are based on or arise out of his employment with the Company ("Developments") are or shall be the Company's property. Executive agrees at any time whether during his period of employment or otherwise to disclose promptly to the Company each such Development and, on the Company's request and at its expense, Executive will assist the Company, or its designee, in making application for Letters Patent in any country in the world. Executive further agrees also at any time to execute all papers and do all things which may be necessary or advisable to prosecute such applications, and to transfer to and vest in the Company, or its designee, all the right, title and interest in and to such Developments, and all applications for patents and Letters Patent issued thereon. If for any reason Executive is unable to effectuate a full assignment of any such Development, Executive agrees to transfer to the Company, or its designee, Executive's transferable rights, whether they be exclusive or non-exclusive, or as a joint inventor or partial owner of the Development. No action or inaction by the Company shall in any event be construed as a waiver or abandonment or ifs rights to any such Development which may only be effected by an instrument in writing assigned by the authorized official of the Company by which it specifically states it intends to be bound in such respect.

6.   Proprietary Information. Executive will not at any time, either during the
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term of this Agreement or thereafter, disclose to others, or use for his own benefit or the benefit of others, any of the Developments or any confidential, proprietary or secret information owned, possessed or used by the Company or any of its subsidiaries (collectively "Proprietary Information"), which by way of illustration, but not limitation, includes devices, processes, structures, machines, data, know-how, business opportunities, marketing plans, forecasts, unpublished financial statements, budgets, licenses and information concerning prices, costs, employees, customers and suppliers. Executive's undertakings in this respect shall not apply to Proprietary Information which (a) is or becomes generally known to the public through no action on the part of Executive or (b) is generally disclosed to third parties by the Company or any of its subsidiaries without restriction on such third parties. Material which is not separately disclosed but which is included within broad general disclosures shall not be considered to be in the public domain. Upon termination of this Agreement or at any time on request, Executive shall return to the Company all media in which any Proprietary Information shall be contained which Executive agrees is the property of the Company or a subsidiary of the Company.


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7.   Non-Competition.  Following the termination of the Executive's employment
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with the Company or any of its subsidiaries and for 2 years thereafter, the
Executive shall not, individually or on behalf of or in conjunction with any other person or entity, recruit, entice, induce or encourage any of the Company's other employees or consultants to engage in any activity which, were it done by Executive, would violate any provision of this Agreement; accept employment or provide consulting services or engage in business activities where such employment, services or activities reasonably will involve the use of the Company's Proprietary Information for the benefit of others or for the Executive or will result in the divulging of Proprietary Information. During such two-year period, and before performing services for others as employee or consultant or before engaging in business activities, in the actual lines of business in which the Company was engaged during the Executive's period of service, the Executive will inform the Company of the general nature of the services or activities to be performed and the party for whom they will be performed and the Executive prior to performing such services will inform the other party of the existence of this covenant in this Agreement. Executive agrees that breach of his covenants hereunder regarding the Company's Proprietary Information is likely to cause serious economic injury to the Company. The Executive represents and warrants to the Company that he is subject to no agreement or undertaking with any third party which would prevent his employment by the Company or involve liability to such third party either by the Executive of by the Company and relating to competition or proprietary information.

8.   Dispute Resolution; Equitable Relief; Governing Law.  The Executive
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waives trial by jury in any proceeding by or against the Company regarding any matter and submits to the non-exclusive jurisdiction of the State and Federal Courts in the States of Connecticut or Colorado and waives any claim or defense of forum non conveniens and waives any requirement of bond in any proceeding, including an equitable proceeding, or any appeal therefrom. The parties further agree that in the event the Executive breaches, or threatens to breach, any of the covenants expressed in Sections 5, 6 or 7 hereunder, the damages would be great, incapable of calculation and inadequate to make the Company whole, and, therefore, in addition to any other remedies which may be available to the Company including damages, the Company may apply to a court of competent jurisdiction for equitable relief in the form of permenant or temporary injunctions or restraining orders or the like. This Agreement shall be construed and the rights of the parties hereunder shall be governed by the laws of the State of Connecticut, whether substantive or procedural, without reference to any rules relating to conflicts of laws.

9.   Termination.
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     a.     Just Cause. The Company has the right to terminate this Agreement
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and the Executive's employment for Just Cause at any time; in which event, all unaccrued rights and benefits of the Executive hereunder shall terminate and be of no further force and effect. "Just Cause" shall mean


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conviction of the Executive under, or a plea of guilty by the Executive to, any charge which would be a felony under the laws of the Company's headquarters office; any instance of willful fraud, embezzlement, self-dealing or insider trading, regardless of amount, with respect to the Company; any substance abuse which, in the sole opinion of the Board of Directors of the Company, limits Executive's performance of his duties under this Agreement; willful refusal or failure of the Executive to obey the lawful directions of the Board of Directors of the Company (or of any successor to the interest of the Company); or gross, willful misfeasance or gross nonfeasance of the duties and responsibilities assigned to the Executive pursuant to this Agreement, the nature of which shall be set forth in the notice of termination for reasonable cause.

     b.     Incapacity.  In the event the Executive suffers physical or mental
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illness or incapacity of such character as to substantially disable him from performing his duties for more than six (6) months, the Company may terminate this Agreement by giving notice. In such event, the Executive will receive his Basic Salary for six (6) months after termination for incapacity.

     c.     At Will.  Either party may terminate this Agreement at will and
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without cause by written notice one to the other.  If the Agreement is terminated by the Company without cause, the Company shall continue the Executive's Basic Salary and Benefits under Section 4 c. above (in the amount and form then enjoyed by the Executive) but offset by any income from personal services earned by the Executive from sources other than the Company for a period which ends on the earlier of twelve (12) months after termination or until the Executive accepts other substantially comparable employment. If this Agreement is terminated by the Executive, he will, at any time, give three (3) months advance notice and shall not be entitled to any further compensation after such notice period. Termination at will under this sub-section ( c) shall also include constructive discharge within one year following a change in control of the Company. "Constructive discharge" means that the responsibilities of the Executive have been materially diminished or the Executive's position is to be relocated more than one hundred (100) miles from the Company's headquarters (after the first year of Executive's employment) at the time of change in control. "Change in control" has the same meaning as set out in the Company's 1994 Incentive Plan.

10.  Assignment.  This Agreement is not assignable by the Executive. The
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Company may assign or transfer this Agreement or any rights or obligations hereunder in the event of a merger, consolidation, reorganization or other combination, or sale or other transfer of all or substantially all of the assets of the Company.

11.  Notices.  Any notices hereunder shall be properly given if by personal
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delivery or registered or certified mail, return receipt requested, if to the
Executive, at the address given above; and, if to the Company, to the Corporate Secretary of the Company at the address given above, or, in either case, to such other addresses as the parties may subsequently designate one


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to the other in writing.

12.  Integration; Modification.  This Agreement shall supercede all previous
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negotiations, commitments and writings with respect to the employment of the
Executive. This Agreement may not be released, discharged, abandoned, changed or modified in any manner, except by an instrument in writing signed by the Executive and by a duly authorized officer or representative of the Company. The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provisions, nor in any way to affect the validity of this Agreement or any part thereof or the right of any party thereafter to enforce each and every provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

13.  Survival of Certain Obligations.  The rights and obligations of the
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parties pursuant to Sections 5, 6, 7 and 8 above shall survive the termination of this Agreement.

14.  Provisions Void.  if any term or provision of this Agreement is declared
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invalid by a court of competent jurisdiction, the remaining terms and provisions of this Agreement shall remain unimpaired.

15.  Counterparts.  This Agreement may be executed in two or more
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counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement this 14th day of June, 2005.

Clean Diesel Technologies, Inc.

/s/ B. Steiner                                /s/ Walter G. Copan
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By:   Bernhard Steiner                         Walter Copan
   Chief Executive Officer


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